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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
The GNI Group, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                        KPMG Peat Marwick LLP

Houston, Texas
January 13, 1997